THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                    AND APPROVAL OF ASSET DISPOSITION



     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND APPROVAL OF ASSET DISPOSITION (THIS "AGREEMENT") is made and entered into effective as of June 30, 1999 (the "EFFECTIVE DATE") by and among PARACELSUS HEALTHCARE CORPORATION, a California corporation (the "BORROWER"), PARIBAS, a bank organized and existing under the laws of the Republic of France ("PARIBAS"), as Agent, TORONTO DOMINION (TEXAS), INC., a Delaware corporation ("TD"), as Documentation Agent, BANK OF MONTREAL, a Canadian chartered bank ("BMO"), as Administrative Agent, and the Lenders as defined in the below-referenced Credit Agreement.

                          W I T N E S S E T H:

     WHEREAS, the Borrower, Paribas, as lead agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT") and as the Issuing Bank, TD, as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT") and BMO, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and the Lenders (as defined therein) are parties to that certain Amended and Restated Credit Agreement, dated as of March 30, 1998, as amended (the "CREDIT AGREEMENT");

     WHEREAS the Borrower and the Required Lenders desire to amend the Credit Agreement in the manner hereinafter set forth; and

     WHEREAS, the Borrower desires that the Required Lenders approve the disposition of the Utah Properties (as defined below);

     NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, for the consideration stipulated in Section 9 below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Required Lenders, each intending to be legally bound, hereby mutually agree as follows:

     1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. AMENDMENT OF SECTION 1.1: DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) ADDITION OF THE DEFINITION OF EXECUTIVE AGREEMENTS. The following definition of Executive Agreements is hereby added to
          Section 1.1 of the Credit Agreement.

               "EXECUTIVE AGREEMENTS" means those certain agreements executed on November 25, 1998, as amended, between the Borrower and each of Charles R. Miller, James G. VanDevender and Ronald
          R. Patterson, as more fully described in the Borrower's annual report on Form 10-K for the fiscal year ended December 31, 1998.

     (b)  AMENDMENT OF THE DEFINITION OF ADJUSTED EBITDA.    The
          definition of "Adjusted EBITDA" is hereby amended and restated in its entirety as follows:

          "ADJUSTED EBITDA" means, on a consolidated basis without duplication for the Borrower and its Subsidiaries for any period the Net Income (Loss) for such period taken as a single accounting period (excluding the cumulative effect of a non-cash change in accounting and discontinued operations), PLUS (a) the sum of the following amounts for the Borrower and its Subsidiaries for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of Net Income (Loss): (i) Interest Expense, (ii) depreciation expense, (iii) amortization expense, (iv) non-cash impairment charges, (v) income tax expense and (vi) extraordinary losses MINUS extraordinary gains, (vii) any debt refinancing charges or gains to the extent such charges or gains are not included in extraordinary gains or losses, in each case (subject to the proviso below) measured on a twelve
          (12) month basis and calculated as of the last day of the fiscal quarter most recently ended, PLUS (b) a one-time charge of up to $2,600,000 relating to compensation paid pursuant to the Executive Agreements, PLUS, (c) a one-time corporate restructuring charge of $5,500,000, MINUS (d) gains or losses on asset sales determined on a consolidated basis in conformity with GAAP, PLUS (e) with respect to the acquisition by the Borrower or a Subsidiary of the Borrower which has not been owned or effective for a full fiscal quarter, Adjusted EBITDA (as calculated pursuant to CLAUSE (A) and (D) preceding) shall be computed based on the actual period owned or effective and the number of months prior thereto necessary to total twelve months and, upon being owned or effective one full fiscal quarter, Adjusted EBITDA will be computed based on annualized results, MINUS (f) with respect to any divestiture of any entity (corporation, partnership, limited liability company or joint venture) by the Borrower or a Subsidiary of the Borrower, the Borrower will exclude from Adjusted EBITDA any amounts attributable to such entity in the computation of Adjusted EBITDA pursuant to CLAUSE (A) and (D) preceding for the twelve-month period following the divestiture.

     (c) AMENDMENT TO THE DEFINITION OF APPLICABLE BASE RATE MARGIN. The definition of "Applicable Base Rate Margin" is hereby amended by replacing the table at the end of such definition with the following:

                                                               Applicable
                 SENIOR LEVERAGE RATIO                      BASE RATE MARGIN
Less than 1.00:1.00                                          0.25% per annum
Greater than or equal to 1.00:1.00 and less than             0.50% per annum
1.50:1.00
Greater than or equal to 1.50:1.00 and less than             1.00% per annum
2.00:1.00
Greater than or equal to 2.00:1.00 and less than             1.25% per annum
2.50:1.00
Greater than or equal to 2.50:1.00                           1.50% per annum

          PROVIDED, HOWEVER, that if the Company does not receive all proceeds payable to the Company in connection with the disposition of the Utah Assets (as defined below) on or before November 15, 1999, each of the above-listed percentages shall be increased by 0.25% which change shall be effective as of the Payment Date (as defined below).

     (d) AMENDMENT TO THE DEFINITION OF APPLICABLE EURODOLLAR MARGIN. The definition of "Applicable Eurodollar Margin" is hereby amended by replacing the table at the end of such definition with the following:

                    SENIOR LEVERAGE RATIO                      Applicable
                                                            EURODOLLAR MARGIN
Less than 1.00:1.00                                          1.50% per annum
Greater than or equal to 1.00:1.00 and less than             2.00% per annum
1.50:1.00

Greater than or equal to 1.50:1.00 and less than             2.50% per annum
2.00:1.00

Greater than or equal to 2.00:1.00 and less than             2.75% per annum
2.50:1.00
Greater than or equal to 2.50:1.00                           3.00% per annum

          PROVIDED, HOWEVER, that if the Company does not receive all proceeds payable to the Company in connection with the disposition of the Utah Assets (as defined below) on or before November 15, 1999, each of the above-listed percentages shall be increased by 0.25% which change shall be effective as of the Payment Date (as defined below).

     (e)  AMENDMENT TO THE DEFINITION OF APPLICABLE TRANCHE B MARGIN.
          The definition of Applicable Tranche B Margin is hereby amended and restated in its entirety as follows:

               "`APPLICABLE TRANCHE B MARGIN' means, for any day, a percentage per annum equal to 3.25% for Tranche B Loans that are Eurodollar Loans and 1.75% for Tranche B Loans that are Base Rate Loans."

          PROVIDED, HOWEVER, that if the Company does not receive all proceeds payable to the Company in connection with the disposition of the Utah Assets (as defined below) on or before November 15, 1999, each of the percentages in the above-listed definition shall be increased by 0.50% which change shall be effective as of the Payment Date (as defined below).

     3. AMENDMENT TO SECTION 2.7: MANDATORY PREPAYMENTS. Section 2.7(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Notwithstanding any other provision of this Agreement, on August 11, 1999 and thereafter, any prepayment made in connection with an Asset Disposition pursuant to this Section
          2.7 shall reduce pro rata each Revolving Credit Loans
          Commitment of each Lender."

     4. AMENDMENT TO SECTION 2.14: LETTERS OF CREDIT. Section 2.14 of the Credit Agreement is hereby amended by replacing the number
$25,000,000 where it appears in clause (i) of the sixth line of subparagraph (a) with the number $26,000,000.

     5.   AMENDMENT TO SECTION 10.1:  SENIOR LEVERAGE RATIO.  Section
10.1 of the Credit Agreement is hereby amended by replacing the table therein with the following:

         Calendar Year Quarters Ending                   Maximum Permitted
         DURING THE FOLLOWING PERIODS                  SENIOR LEVERAGE RATIO
April 1, 1999 through June 30, 1999                          2.55:1.00
July 1, 1999 through December 31, 1999                       2.60:1.00
January 1, 2000 and at all times thereafter                  2.00:1.00


     6.   AMENDMENT TO SECTION 10.2:  MINIMUM NET WORTH.    Section 10.2
of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "As of the close of each fiscal quarter ending on or before December 31, 1999, the Borrower will not permit Net Worth to be less than $30,000,000. As of the close of each fiscal quarter ending on or after March 31, 2000, the Borrower will not permit the Net Worth to be less than the sum of (a) $30,000,000, PLUS (b) for each quarter on a cumulative basis ending on or after the fiscal quarter after the fiscal quarter ending December 31, 1999 or thereafter, seventy-five percent (75%) of the positive Net Income, if any of the Borrower, PLUS
          (c) ninety percent (90%) of all Net Proceeds from any Equity Issuance following the Closing Date."

     7. AMENDMENT TO SECTION 10.3: RATIO OF TOTAL DEBT TO ADJUSTED EBITDA. Section 10.3 of the Credit Agreement is hereby amended by replacing the table therein with the following:

                    PERIOD                                     RATIO
April 1, 1999 through June 30, 1999                          6.30:1.00
July 1, 1999 through September 30, 1999                      6.10:1.00
October 1, 1999 through December 31, 1999                    6.50:1.00
January 1, 2000 through March 31, 2000                       5.40:1.00
April 1, 2000 through September 30, 2000                     5.20:1.00
October 1, 2000 through March 31, 2001                       4.75:1.00
April 1, 2001 and at all times thereafter                    4.50:1.00

8.        APPROVAL OF THE SALE OF THE UTAH ASSETS.

     (a) By execution of this Agreement, each Lender that is a party hereto approves, pursuant to Section 9.12 of the Credit Agreement, the transfer and sale, whether by sale of stock or assets, merger, consolidation, reorganization, recapitalization or otherwise, of the health-care related operations and business of the Borrower and its Subsidiaries in the Salt Lake City Utah area (the "UTAH ASSETS"), including substantially all of the Properties owned, leased or used in connection with the acute care hospitals and other health care facilities and related and other entities set forth on Exhibit A hereto; PROVIDED, HOWEVER, that in connection with such disposition and as a result thereof the Company receives in immediately available funds consideration equal to not less than the aggregate Commitments outstanding as of the Effective Date.

     (b) The Borrower hereby agrees to pay, on August 16, 1999, to each Lender that executes this Agreement on or prior to 5:00 p.m. (Central Standard Time), August 13, 1999 (such time and date hereinafter referred to as the "PAYMENT DATE") an amount equal to .125% of such Lender's aggregate Commitments under the Credit Agreement as of the Payment Date; PROVIDED, HOWEVER, that if a valid and binding agreement with respect to the sale of the Utah Assets is not executed on or before August 30, 1999, on such date the Borrower shall pay to each Lender that has executed this Agreement on or prior to the Payment Date an additional amount equal to .125% of such Lender's aggregate Commitments under the Credit Agreement as of the Payment Date, PROVIDED, FURTHER, that if the Company does not receive all proceeds payable to the Company in connection with the disposition of such assets on or before November 15, 1999, on such date the Borrower shall pay to each Lender that has executed this Agreement on or prior to the Payment Date an additional amount equal to .125% of such Lender's aggregate Commitments under the Credit Agreement as of the Payment Date. Any payments made pursuant to this Section 8 shall be made by wire transfer in immediately available funds to the Agent for the account of each such Lender.

     9.   FURTHER REPRESENTATIONS OF THE BORROWER.

     (a) The execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other entity action on the part of the Borrower and do not and will not (i) violate or conflict with, or result in a breach of, or require any consent, except as may have been obtained under (x) the Borrower's articles of incorporation or bylaws, the violation of, conflict with, or breach of, which could reasonably be expected to have a Material Adverse Effect,
          (y) any Governmental Requirement or any order, writ, injunction or decree of any arbitrator the violation of, conflict with, or breach of, which could reasonably be expected to have a Material Adverse Effect, or (z) any material agreement, document or instrument to which the Borrower is a party or by which the Borrower or any of its Property is bound or subject, the violation of, conflict with, or breach of, which could reasonably be expected to have a Material Adverse Effect, or
          (ii) constitute a default under any such material agreement, document or instrument which default could reasonably be expected to have a Material Adverse Effect, or result in the creation or imposition of any Lien (except for those in favor of Agent pursuant to the Security Documents as provided in
          ARTICLE 5 of the Credit Agreement and except for Permitted Liens as defined after giving effect hereto) upon any of the revenues or Property of the Borrower.

     (b) This Agreement has been duly and validly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

     (c) No authorization, approval or consent of, and no filing or registration with or notice to, any Governmental Authority is or will be necessary for the execution, delivery or performance by the Borrower of this Agreement or for the validity or enforceability thereof in respect of the Borrower, except for such consents, approvals and filings as have been validly obtained or made and are in full force and effect. The Borrower has not failed to obtain any governmental consent, Permit or franchise necessary for the ownership of any of its Properties or the conduct of its business except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     (d) The Borrower further represents and warrants that (i) all of the representations and warranties made by the Borrower in
          ARTICLE VII of the Credit Agreement, and in each other Loan Document, are true and correct on and as of the date hereof, as though made on the date hereof except for any such representations and warranties as are expressly stated to be made as of a particular date; and (ii) no Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     10. CONDITIONS. The obligations of the Borrower and the Lenders under this Agreement are subject to the condition precedent that this Agreement shall have been duly executed by the Borrower and delivered to the Agent, and each of the Required Lenders shall have executed and delivered a counterpart hereof.

     11. RATIFICATION OF CREDIT AGREEMENT. All terms and provisions of the Credit Agreement not expressly amended hereby are hereby ratified and reaffirmed and shall remain in full force and effect without interruption, change, or impairment of any kind.

     12.  GENERAL.

     (a) APPLICABLE LAW. This Agreement has been delivered and accepted in, and shall be a contract made under and governed by and enforced in accordance with the laws of the State of New York.

     (b) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns.

     (c) HEADINGS. The Section and subsection headings of this Agreement are for convenience and shall not affect, limit or expand any term or provision hereof.

     (d) COUNTERPARTS. This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, and each counterpart shall be deemed an original. No one counterpart need be signed by all parties hereto, but all such counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement and Approval of Asset
Disposition to be executed and delivered by their duly authorized officers, to be deemed effective as of the Effective Date.


BORROWER:______________________________

PARACELSUS HEALTHCARE CORPORATION


By:____________________________________
   Deborah H. Frankovich
   Senior Vice President and Treasurer



Approval Granted as of the Date First Written Above:

PARIBAS, as the Agent, as the Issuing Bank and as a Lender

By:____________________________________
     Glenn E. Mealey
     Managing Director


By:____________________________________
     Name:_____________________________
     Title:____________________________



TORONTO DOMINION (TEXAS), INC., as Documentation Agent and as a Lender

By:____________________________________
     Name:_____________________________
     Title:____________________________



BANK OF MONTREAL, as Administrative Agent and as a Lender

By:____________________________________
     Name:_____________________________
     Title:____________________________



COMERICA BANK

By:____________________________________
     Name:_____________________________
     Title:____________________________



FLEET CAPITAL CORPORATION

By:____________________________________
     Name:_____________________________
     Title:____________________________



THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
LOS ANGELES AGENCY

By:____________________________________
     Name:_____________________________
     Title:____________________________



MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

By:____________________________________
     Name:_____________________________
     Title:____________________________



KZH ING-2 LLC

By:____________________________________
     Name:_____________________________
     Title:____________________________



KZH HIGHLAND-2 LLC

By:____________________________________
     Name:_____________________________
     Title:____________________________



PILGRIM PRIME RATE TRUST

By:  Pilgrim Investments, Inc.,
     as its Investment Manager

By:____________________________________
     Name:_____________________________
     Title:____________________________



MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

By:  Merrill Lynch Asset Management, L.P.,
     as investment advisor

By:____________________________________
     Name:_____________________________
     Title:____________________________



MERRILL LYNCH GLOBAL INVESTMENT SERIES:
INCOME STRATEGIES PORTFOLIO

By:  Merrill Lynch Asset Management, L.P.,
     as investment advisor

By:____________________________________
     Name:_____________________________
     Title:____________________________



MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

By:____________________________________
     Name:_____________________________
     Title:____________________________



MERRILL LYNCH PRIME RATE PORTFOLIO

By:  Merrill Lynch Asset Management, L.P.,
          as investment advisor

By:____________________________________
     Name:_____________________________
     Title:____________________________



SENIOR HIGH INCOME PORTFOLIO, INC.

By:____________________________________
     Name:_____________________________
     Title:____________________________



DEBT STRATEGIES FUND, INC.

By:____________________________________
     Name:_____________________________
     Title:____________________________

FRANKLIN FLOATING RATE TRUST

By:____________________________________
     Name:_____________________________
     Title:____________________________



Alliance Capital Management, L.P.,
as Manager on behalf of ALLIANCE CAPITAL FUNDING, L.L.C.

By:  ALLIANCE CAPITAL MANAGEMENT CORPORATION,
          General Partner of Alliance Capital Management L.P.

By:____________________________________
     Name:_____________________________
     Title:____________________________

                                EXHIBIT A

1. Stock and/or assets of PHC-Salt Lake City, Inc. d/b/a Salt Lake Regional Medical Center
2. Stock and/or assets (including lease with AHP of Utah, Inc. or successor) of Paracelsus Pioneer Valley Hospital, Inc. d/b/a/ Pioneer Valley Hospital
3.   Stock and/or assets of Pioneer Valley Health Plan
4.   Stock  and/or assets of PHC-Jordan Valley, Inc. d/b/a Jordan  Valley
     Hospital
5. Stock and/or assets of Paracelsus Davis Hospital, Inc. d/b/a Davis Hospital and Medical Center
6. Stock and/or Assets of Paracelsus PHC Regional Medical Center, Inc. d/b/a PHC Regional Medical Center
7.   Stock and/or Assets of PHC Utah, Inc.
8.   Stock and/or Assets of Clinicare of Utah, Inc.
9.   Stock and/or assets of PHC/Psychiatric  Healthcare  Corporation  but
     excluding   the   shell   subsidiary   corporations  of  Psychiatric
     Healthcare   Corporation   of   Louisiana,  Psychiatric   Healthcare
     Corporation of Missouri, Psychiatric Healthcare Corporation of Texas. All these entities are Excluded Subsidiaries under the Credit Agreement.*
11.  Partnership  interests of Paracelsus  and/or  its  subsidiaries   in
     South Ridge MOB (11%); Davis Surgical Center, LLC (30%), and Sandy City, ASC, LLC (50%)
12. Stock or assets of Select Health Systems, Inc., Select Home Care, Inc., and Select Home Health & Services, Inc. (Currently these are all Excluded Subsidiaries under the Credit Facility and since the Salt Lake home health operations were sold in 1998, these entities have minimal assets.)**

*This entity is being used for recapitalization accounting purposes by one of the potential Buyers for transfer of substantially all Salt Lake market assets into prior to closing. If the transfer is not substantially simultaneously, Paracelsus will grant a stock pledge of and grant an upstream guaranty from PHC/Psychiatric Healthcare Corporation to the bank group.

**One of the potential Buyers has excluded the Select entities; however, we include in the event the other prospective Buyer includes these assets, although substantially all of the home health care assets in the Salt Lake market owned by the Select entities were sold in 1998.